                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                               (Amendment No. 1)


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 1, 1995


                            A. H. BELO CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                  1-8598                75-0135890
(State or other jurisdiction     (Commission          (I. R. S. Employer
    of incorporation)            File Number)        Identification No.)

          P. O. Box 655237
            Dallas, Texas                                  75265-5237
(Address of principal executive offices)                   (Zip Code)




      Registrant's telephone number, including area code:(214) 977-6606

Item 2.  Acquisition or Disposition of  Assets.

On February 1, 1995, A. H. Belo Corporation (the "Company"), acquired Third Avenue Television, Inc., holder of certain assets of KIRO Television, Third Avenue Productions and KIRO Direct (collectively, "KIRO") from KIRO, Inc. On the same date, the Company acquired the FCC license of television station KIRO-TV and certain other related assets from Bonneville Holding Company ("BHC"). The purchase price was $162,500,000 in cash, plus transaction costs.

The acquisition was completed according to the terms of the Stock Sale Agreement dated as of November 29, 1994 between the Company and KIRO, Inc., and the Asset Sale Agreement dated as of November 29, 1994 between the Company and BHC.

Item 7.  Financial Statements and Exhibits.

The undersigned hereby files the following financial statements, pro forma financial information and exhibits as part of this report:

     7(a).       Financial Statements of Business Acquired.

                 Audited combined financial statements of KIRO Television, Third Avenue Productions, and KIRO Direct ("the Divisions" or "KIRO") for the following periods:

                     Combined Balance Sheet as of December 31, 1994; Combined Statement of Income and Divisional Equity for the year ended December 31, 1994;
                     Combined Statement of Cash Flows for the year ended December 31, 1994;
                     Notes to Combined Financial Statements.

                 The foregoing Financial Statements, together with the Independent Auditors' Report, are included on pages F-1 through F-10 of this report.

     7(b).       Pro Forma Financial Information.

                 Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1994;
                 Pro Forma Consolidated Statement of Earnings for the Year Ended December 31, 1994;
                 Notes to Pro Forma Consolidated Financial Statements.

                 The foregoing Pro Forma Financial Information is included on pages P-1 through P-5 of this report.

     7(c).       Exhibits.

                 The following exhibits are included as part of this report:

                 2.1 Stock Sale Agreement dated as of November 29, 1994 between KIRO, Inc. and A. H. Belo Corporation
                 2.2 Asset Sale Agreement dated as of November 29, 1994 between Bonneville Holding Company and A. H. Belo Corporation
                 23.1     Consent of Deloitte & Touche LLP
                 99.1     Press Release of the Company dated January 31, 1995

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           A. H. BELO CORPORATION
                                           (Registrant)


                                           By:  /s/Michael D. Perry
                                           Michael D. Perry
                                           Senior Vice President and Chief
                                           Financial Officer

Date:    April 10, 1995

                                   ITEM 7 (a)

                   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

KIRO TELEVISION, THIRD AVENUE
PRODUCTIONS, AND KIRO DIRECT
(divisions of KIRO, Inc.)
================================================================================
FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 1994, AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


KIRO Television, Third Avenue Productions,
    and KIRO Direct
Seattle, Washington

We have audited the accompanying combined balance sheet of KIRO Television, Third Avenue Productions, and KIRO Direct (divisions of KIRO, Inc.) (the Divisions) as of December 31, 1994, and the related combined statements of income and divisional equity and of cash flows for the year then ended. These financial statements are the responsibility of the Divisions' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1994 combined financial statements present fairly, in all material respects, the combined financial position of the Divisions at December 31, 1994, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared from the separate records maintained by the Divisions and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Divisions had been operated as unaffiliated companies. Portions of certain income and expenses represent allocations made from corporate items applicable to KIRO, Inc. as a whole.



/s/ Deloitte & Touche LLP



February 24, 1995

KIRO TELEVISION, THIRD AVENUE
PRODUCTIONS, AND KIRO DIRECT
- -----------------------------
(divisions of KIRO, Inc.)

COMBINED BALANCE SHEET
DECEMBER 31, 1994
================================================================================

ASSETS

CURRENT ASSETS:
      Trade accounts receivable, net of allowance for
            doubtful accounts of $369,000                     $   9,631,977
      Other accounts and notes receivable                            30,689
      Deferred tax asset (Note 1)                                   620,285
      Other current assets                                           47,512
                                                              -------------

                              Total current assets               10,330,463

PROPERTY, at cost:
      Land                                                        1,603,424
      Buildings and leasehold improvements                        6,727,629
      Furniture, fixtures, and equipment                         28,778,235
                                                              -------------

                                                                 37,109,288

      Less accumulated depreciation                             (24,610,972)
                                                              -------------

                              Net property                       12,498,316

OTHER ASSETS, at cost                                               274,757
                                                              -------------

TOTAL                                                         $  23,103,536
                                                              =============

================================================================================

LIABILITIES AND DIVISIONAL EQUITY

CURRENT LIABILITIES:
      Accounts payable                                          $   1,003,899
      Advertising services due                                         88,587
      Accrued salaries, commissions, and bonuses                      619,202
      Accrued vacation                                                680,953
      Accrued property taxes                                          156,268
      Net due to parent (Notes 1 and 3)                             5,211,753
      Other                                                           364,736
                                                                -------------


                              Total current liabilities             8,125,398

DEFERRED FEDERAL INCOME TAXES (Note 3)                                592,663
                                                                -------------

                              Total liabilities                     8,718,061

COMMITMENTS AND CONTINGENCIES (Notes 2 and 5)

DIVISIONAL EQUITY                                                  14,385,475


                                                                -------------
TOTAL                                                           $  23,103,536
                                                                =============




                                                                            ____
                                                                               2

KIRO TELEVISION, THIRD AVENUE
PRODUCTIONS, AND KIRO DIRECT
- -----------------------------
(divisions of KIRO, Inc.)

COMBINED STATEMENT OF INCOME AND DIVISIONAL EQUITY
YEAR ENDED DECEMBER 31, 1994
================================================================================

GROSS REVENUE:
      Television                                                             $  49,208,285
      Third Avenue Productions                                                   3,743,430
      KIRO Direct                                                                1,149,690
                                                                             -------------

                        Total gross revenue                                     54,101,405

      Agency and representative commissions                                     (7,639,855)
                                                                             -------------

                        Net revenue                                             46,461,550

DIRECT AND OPERATING EXPENSES:
      Direct expenses                                                            1,500,599
      Operating and programming expenses                                        19,351,133
      Selling and promotion expenses                                             5,225,576
      General and administrative expenses                                        6,945,407
      Depreciation expense                                                       2,595,951
      FCC license royalty fees (Note 1)                                          1,082,582
                                                                             -------------

                        Total direct and operating expenses                     36,701,248
                                                                             -------------

                        Operating income                                         9,760,302

OTHER INCOME (EXPENSE):
      Interest income                                                                  950
      Other, net                                                                   (30,875)
                                                                             -------------

                        Other expense, net                                         (29,925)
                                                                             -------------

                        Income before provision for federal income tax           9,730,377

PROVISION FOR FEDERAL INCOME TAX (Note 3)                                        3,398,820
                                                                             -------------

NET INCOME                                                                       6,331,557
DIVISIONAL EQUITY:
      Beginning of year                                                         14,190,918
      Cash dividends                                                            (6,137,000)
                                                                             -------------

      End of year                                                            $  14,385,475
                                                                             =============



                                                                           _____
                                                                               3

KIRO TELEVISION, THIRD AVENUE
PRODUCTIONS, AND KIRO DIRECT
- -----------------------------
(divisions of KIRO, Inc.)

COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1994
================================================================================


OPERATING ACTIVITIES:
      Net income                                                                                      $  6,331,557
      Adjustments to reconcile net income to net cash
                  provided by operating activities:
            Depreciation                                                                                 2,595,591
            Deferred federal income tax                                                                      9,359
            Cash provided (used) by changes in operating
                        assets and liabilities:
                  Trade accounts receivable                                                             (1,047,601)
                  Other current assets                                                                       9,735
                  Accounts payable                                                                        (363,017)
                  Advertising services due                                                                 (35,335)
                  Accrued salaries, commissions, and bonuses                                                28,529
                  Accrued vacation                                                                          16,158
                  Accrued property taxes                                                                   (41,628)
                  Net due to parent                                                                        960,121
                  Other                                                                                    (12,093)
                                                                                                      ------------

      Net cash provided by operating activities                                                          8,451,376

INVESTING ACTIVITIES:
      Acquisitions of property, net                                                                     (2,216,210)
      Other                                                                                                (98,166)
                                                                                                      ------------

      Net cash used by investing activities                                                             (2,314,376)

FINANCING ACTIVITIES:
      Cash dividends                                                                                    (6,137,000)
                                                                                                      ------------

NET INCREASE IN CASH

CASH:
      Beginning of year
                                                                                                      ------------
      End of year                                                                                     $       -
                                                                                                      ============





                                                                            ____
                                                                               4

KIRO TELEVISION, THIRD AVENUE
PRODUCTIONS, AND KIRO DIRECT
- -----------------------------
(divisions of KIRO, Inc.)

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1994
================================================================================

NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

    GENERAL: KIRO Television, Third Avenue Productions, and KIRO Direct (the Divisions) are divisions of KIRO, Inc., a wholly owned subsidiary of Bonneville International Corporation (BIC). The Divisions operate a television station (KIRO Television), a video production facility (Third Avenue Productions), and a direct response marketing division (KIRO Direct), all located in Seattle, Washington.

    The financial statements include a proportionate allocation of KIRO, Inc.'s current assets; furniture, fixtures, and equipment; other assets, current liabilities; and indirect general and administrative expenses, allocated to the Divisions based on the Divisions' historical revenues, which in management's opinion is a reasonable basis for allocation, and provides for charges which reflect reasonable costs of doing business. Amounts allocated to the Divisions from KIRO, Inc. as of and for the year ended December 31, 1994, include current assets of $24,047; furniture, fixtures, and equipment of $459,920; other assets of $110,988; current liabilities of $877,946; general and administrative expenses of $2,996,533; and other expense of $32,471.

    The dividends paid by the Divisions to KIRO, Inc. are based on the Divisions' proportionate share of KIRO, Inc.'s combined net income.

    PURCHASE AND SALES AGREEMENT: On November 29, 1994, KIRO, Inc. entered into a purchase and sales agreement with A. H. Belo Corporation to sell the Divisions for cash of $162,500,000. The transaction closed effective February 1, 1995.

    RELATED PARTY TRANSACTIONS: The Divisions engage in various transactions with their parent. The Divisions are allocated royalty fee expense paid by KIRO, Inc. to an affiliate for the Divisions' use of the Federal Communications Commission television broadcast licenses owned by the affiliate. Total expense for 1994 was $1,082,582.

    All cash generated by the Divisions is considered to be transferred to KIRO, Inc. on a daily basis. Such amounts are included in due to parent in the balance sheet at December 31, 1994.

    A reconciliation of the net amounts due to parent at December 31, 1994, is as follows:

         Cash transfers                                             $  739,710
         Royalty fees                                                1,082,582
         Current federal income taxes payable (Note 3)               3,389,461
                                                                    ----------

         Total due to parent                                        $5,211,753
                                                                    ==========


    No interest has been provided on amounts due to parent. The average balance due to parent during the year ended December 31, 1994, was $3,639,765.


                                                                            ____
                                                                               5

    TELEVISION PROGRAM RIGHTS: The cost of television program rights and the related obligation are recorded at the date the programs become available for broadcasting. Certain rights are acquired in barter transactions, which are accounted for based on the estimated fair value of advertising air time to be provided by the Divisions over the contract term, plus any required cash payments. All programs acquired under contracts and through barter transactions were unavailable for broadcasting as of December 31, 1994. Accordingly, there are no program rights or related obligations recorded as of the balance sheet date.

    DEPRECIATION POLICIES: For financial statement purposes, depreciation of property is provided using the straight-line method over the following estimated useful lives:

                                        Years
                                        -----
          Buildings                   15  -  40
          Furniture and fixtures       6  -  10
          Equipment                    3  -  20


    REVENUE: Broadcasting revenue is recognized as the advertising is broadcast. Included in revenue are nonmonetary amounts arising from the trading of advertising for television program rights, services, and merchandise. Such transactions are recorded based on the fair value of goods and services received or of advertising exchanged for television program rights.

NOTE 2:  TELEVISION PROGRAM CONTRACTS

As of December 31, 1994, the Divisions were committed to purchase program material, which was not available for telecasting, under broadcasting license agreements for cash totalling $3,032,668. The cost of these rights and the related liabilities have not been included in the accompanying financial statements as the program material was not available for broadcasting at the balance sheet date. Future cash payments required under these agreements are as follows:

      1995                  $  2,200,668
      1996                       832,000
                            ------------

                            $  3,032,668
                            ============


NOTE 3:  FEDERAL INCOME TAX

The results of the Divisions' operations, as reflected in the financial statements of KIRO, Inc., are included in the consolidated federal income tax return filed by Deseret Management Corporation, the parent company of BIC. The amount due to parent for the Divisions' current tax liability determined on a separate return basis is $3,389,461 at December 31, 1994 (Note 1).

The Divisions adopted Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, effective January 1, 1993. This Statement supersedes Accounting Principles Board Opinion No. 11 and SFAS No. 96. The Divisions had not previously adopted SFAS No. 96.




                                                                            ____
                                                                               6

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant items comprising the Divisions' deferred tax asset and liability as of December 31, 1994, are as follows:


                                                 Current      Noncurrent
                                              ------------    -----------
      Deferred tax assets:
            Retirement benefit obligations    $        -      $   344,856
            Deferred compensation                  130,940
            Accrued vacation costs                 290,084
            Provision for bad debts                169,591
            Other                                   29,670
                                              ------------    -----------

                                                   620,285        344,856


      Deferred tax liabilities:
            Difference between book and
             tax basis of property                                937,519
                                               -----------    -----------


      Net deferred tax asset (liability)       $   620,285    $  (592,663)
                                               ===========    ===========


The provision for income taxes for the year ended December 31, 1994, consists of the following:

       Continuing operations:
             Current tax expense                         $ 3,389,461
             Deferred tax expense                              9,359
                                                         -----------

       Total                                             $ 3,398,820
                                                         ===========



NOTE 4:  EMPLOYEE PENSION PLANS

The Divisions participate in a defined benefit retirement plan which generally covers all employees with one or more years of service who are at least 21 years of age. The plan is administered and managed by an affiliated entity. Benefits are based on years of service and the average of each employee's highest five consecutive, of the last ten, years of compensation. Net pension expense allocated to the Divisions under this plan for the year ended December 31, 1994, was $420,367.

The Divisions also provide monetary benefits (fixed monthly dollar amounts toward the purchase of medical, dental, and life insurance) for retired employees under a plan administered and managed by an affiliated entity. The retirees pay the difference between the fixed amounts and the total premium rates. The Divisions have not committed to make any future increases in the fixed monthly dollar amounts. In 1993, the Divisions began advance funding for postretirement medical and life benefits for employees retiring on or after January 1, 1994. Benefits for employees who retired before January 1, 1994, continue to be funded on a pay-as-you-go basis. Expense allocated to the Divisions under these plans for the year ended December 31, 1994, was $51,448.

The Divisions also participate in a cash or deferred plan offered by an affiliated entity. Employees over 21 years of age may participate in this plan. Participants have the option to contribute up to 17% of their pretax compensation subject to the excess contribution limitations imposed by the tax law. The Divisions match a certain percentage of employee contributions. Expense allocated to the Divisions under this plan was $296,753 for the year ended December 31, 1994.


                                                                            ____
                                                                               7

NOTE 5:  COMMITMENTS AND CONTINGENCIES

As of December 31, 1994, in the normal course of business, the Divisions have outstanding commitments of approximately $8,523,000 for audience surveys, news wire services, and personnel contracts.

Various parties have asserted claims against the Divisions which management believes to be in the normal course of business. Based on the advice of legal counsel, management believes that future settlement of all claims at December 31, 1994, will not have a significant adverse effect on the Divisions' financial position, results of operations, or cash flows.


                                                                            ____
                                                                               8

                                   ITEM 7 (b)

                        PRO FORMA FINANCIAL INFORMATION

                             A. H. BELO CORPORATION
          PRO FORMA CONSOLIDATED  CONDENSED BALANCE SHEET (UNAUDITED)
                               DECEMBER 31, 1994
                                 (IN THOUSANDS)

                                                 A. H. Belo               Pro Forma
                                                Corporation      KIRO    Adjustments          Pro Forma
                                                ------------  ---------  -----------         ------------
                                                                          (Note 2)
Assets
  Current assets
     Cash and temporary cash investments         $     9,294  $       -   $        -         $      9,294
     Accounts receivable, net                         99,825      9,663       (9,663)  (a)         99,825
     Other current assets                             21,218        668         (668)  (a)         21,218
                                                 -----------  ---------   ----------         ------------
        Total current assets                         130,337     10,331      (10,331)             130,337

  Property, plant and equipment, at cost:
     Land                                             19,803      1,603        3,136   (c)         24,542
     Buildings                                       126,632      6,728        1,563   (c)        134,923
     Newspaper publishing equipment                  188,006          -                           188,006
     Broadcast equipment                             118,816     28,778       (2,853)  (c)        144,741
     Other                                            40,369          -        4,126   (c)         44,495
     Advance payments on plant and
        equipment expenditures                        28,352          -                            28,352
                                                 -----------  ---------   ----------         ------------
     Total property, plant and equipment             521,978     37,109        5,972              565,059
     Less accumulated depreciation                   209,824     24,611      (24,611)  (c)        209,824
                                                 -----------  ---------   ----------         ------------
     Property, plant and equipment, net              312,154     12,498       30,583              355,235

  Investment in assets of  KIRO                                              162,762   (b)
                                                                            (162,762)  (c)

  Intangible assets, net                             422,217          -      120,231   (c)        542,448
  Other assets                                        49,083        275         (275)  (a)         49,083
                                                 -----------  ---------   ----------         ------------
     Total assets                                $   913,791  $  23,104   $  140,208         $  1,077,103
                                                 ===========  =========   ==========         ============
Liabilities
  Current liabilities
     Accounts payable and accrued expenses       $    62,590  $   2,825   $   (2,275)  (a)   $     63,140
     Other accrued liabilities                        21,147         89         ( 89)  (a)         21,147
     Due to parent company                                 -      5,212       (5,212)  (a)              -
                                                 -----------  ---------   ----------         ------------
        Total current liabilities                     83,737      8,126       (7,576)              84,287

  Long-term debt                                     330,400          -      162,762   (b)        493,162
  Deferred income taxes                              110,324        593         (593)  (a)        110,324
  Other liabilities                                    6,795          -                             6,795

Shareholders' equity
  Divisional equity                                        -     14,385      (11,948)  (c)              -
                                                                              (2,437)  (a)
  Common stock - Series A                             23,779          -                            23,779
  Common stock - Series B                              9,389          -                             9,389
  Other shareholders' equity                         349,367          -                           349,367
                                                 -----------  ---------   ----------         ------------
     Total shareholders' equity                      382,535     14,385      (14,385)             382,535

     Total liabilities and shareholder's equity  $   913,791  $  23,104   $  140,208         $  1,077,103
                                                 ===========  =========   ==========         ============

See accompanying notes

                             A. H. BELO CORPORATION
            PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1994
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           KIRO             WWL-TV
                                          A. H. Belo                     Pro Forma         Pro Forma
                                          Corporation       KIRO         Adjustments       Adjustments      Pro Forma
                                           ----------    ----------      ----------         ----------      ----------
                                                                          (Note 3)           (Note 4)
Net operating revenues
   Newspaper publishing                    $  369,366    $        -      $                  $               $  369,366
   Broadcasting                               258,759        46,462           1,155  (a)        13,282         319,658
                                           ----------    ----------      ----------         ----------      ----------
     Total net operating revenues             628,125        46,462           1,155             13,282         689,024

Operating costs and expenses
   Salaries, wages and employee benefits      178,264        18,027          (1,304) (b)         3,556         198,543
   Newsprint, ink and other supplies          106,270             -                                            106,270
   Other production, distribution and
     operating costs                          166,187        16,078           1,155  (a)         3,981         186,318
                                                                             (1,083) (c)
   Depreciation                                32,854         2,596           2,380  (d)         2,251 (a)      40,081
   Amortization                                13,551             -           3,006  (e)           851 (b)      17,408
                                           ----------    ----------      ----------         ----------      ----------
     Total operating costs and expenses       497,126        36,701           4,154             10,639         548,620
                                           ----------    ----------      ----------         ----------      ----------
        Earnings from operations              130,999         9,761          (2,999)             2,643         140,404

Other income and expense
   Interest expense                           (16,112)            -          (7,813) (f)        (2,182)(c)     (26,107)
   Other, net                                  (6,990)          (30)                               108          (6,912)
                                           ----------    ----------      ----------         ----------      ----------
     Total other income and expense           (23,102)          (30)         (7,813)            (2,074)        (33,019)

Earnings
   Earnings before income taxes               107,897         9,731         (10,812)               569         107,385
   Income taxes                                39,030         3,399          (3,784) (g)           229 (d)      38,874
                                           ----------    ----------      ----------         ----------      ----------
   Net earnings                            $   68,867    $    6,332      $   (7,028)        $      340      $   68,511
                                           ==========    ==========      ==========         ==========      ==========
     Weighted average shares
         outstanding                           20,223                                                           20,223

     Earnings per share                    $     3.41                                                       $     3.39
                                           ==========                                                       ==========

See accompanying notes.




                                      P-2
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                             A. H. BELO CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)

NOTE 1:  GENERAL

On February 1, 1995, A. H. Belo Corporation (the "Company"), acquired Third Avenue Television, Inc., holder of certain assets of KIRO Television, Third Avenue Productions and KIRO Direct (collectively, "KIRO") from KIRO, Inc. On the same date, the Company acquired the FCC license of television station KIRO-TV and certain other related assets from Bonneville Holding Company ("BHC"). The purchase price was $162,500,000 in cash, plus transaction costs.

The acquisition was completed according to the terms of the Stock Sale Agreement dated as of November 29, 1994 between the Company and KIRO, Inc., and the Asset Sale Agreement dated as of November 29, 1994 between the Company and BHC (collectively, the "Purchase Agreements").

References herein to "KIRO" mean the combined operations of KIRO
Television, Third Avenue Productions and KIRO Direct.

The transaction was financed with funds from the Company's existing revolving credit facility at variable rates. However, for purposes of the pro forma financial results, the Company has assumed an interest rate representing the average rate on the revolving credit facility for the year ended December 31, 1994, which was 4.8 percent.

At the time of the purchase, KIRO-TV operated as the CBS network affiliate in Seattle, Washington. Under the Company's ownership, however, KIRO-TV will operate as a United Paramount Network affiliated television station. The effect of this change, if any, is not determinable and is therefore not reflected in the accompanying pro forma financial statements.

The pro forma financial statements present the historical consolidated financial statements of the Company adjusted for the acquisition. The accompanying pro forma consolidated condensed balance sheet assumes the transaction was completed on December 31, 1994. The accompanying pro forma consolidated statement of earnings assumes the transaction was completed on January 1, 1994 and also includes the operations of WWL-TV for the five-month period from January 1, 1994 through May 31, 1994. Television station WWL-TV was previously purchased by the Company effective June 1, 1994 (see
Note 4).

These pro forma financial statements are not necessarily indicative of the financial position that would have actually been attained had the acquisitions occurred on December 31, 1994 or the results of operations that would have actually been attained had the acquisitions occurred on January 1, 1994. These pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company included in the annual report filed on Form 10-K for the year ended December 31, 1994 and the combined financial statements of the Divisions of KIRO, Inc., included in Item 7(a) of this Form 8-K/A.




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


NOTE 2:  PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

The pro forma adjustments to the historical balance sheet are as follows:

(a) To eliminate assets and liabilities of KIRO not included in the Purchase Agreements.

(b) To record the investment in the assets of KIRO and the related borrowings to fund the acquisition.

(c) To allocate the purchase price to property, plant and equipment (at estimated fair value) and excess cost over values assigned to tangible assets of purchased subsidiaries and eliminate divisional equity.


NOTE 3: PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1994 - KIRO

The pro forma adjustments to the historical statement of earnings for the year ended December 31, 1994 are as follows:

(a) To reclassify certain commissions paid from a reduction of revenues to other production, distribution and operating costs to conform to presentation practices of the Company.

(b) To adjust salaries, wages and employee benefits for a decrease in the number of employees after the acquisition as provided for in the Purchase Agreements.

(c) To eliminate FCC license royalty fees charged to KIRO by BHC. The FCC license was acquired by the Company.

(d) To adjust depreciation expense based on the estimated fair market value of property, plant and equipment as of the acquisition date.

(e) To adjust amortization of excess cost over values assigned to tangible assets of purchased subsidiaries of $120,231,000 over 40 years.

(f) To record interest expense at a rate of approximately 4.8 percent on net borrowings of $162,762,000. The interest rate is the average revolving debt rate for the year ended December 31, 1994. A change of 1/8 of one percent in revolving debt rates would affect the pro forma results by $132,000, after taxes.

(g) To reflect an adjustment to federal income taxes at a rate of 35 percent related to the net reduction in consolidated operating results arising from KIRO's results of operations for the year ended December 31, 1994, adjusted for the pro forma items noted above.

NOTE 4: PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1994 - WWL-TV

On June 1, 1994, the Company, through its wholly-owned subsidiary, WWL-TV, Inc., acquired the assets of television station WWL-TV, the CBS affiliate in New Orleans, Louisiana, from Rampart Operating Partnership for approximately $110,000,000 in cash. The transaction was financed with funds from the Company's existing revolving credit facility. WWL-TV's results of operations for the seven-month period from June 1, 1994 through December 31, 1994 are included in A. H. Belo Corporation results of operations.

Pro forma adjustments for WWL-TV reflect results of operations for the five-month period from January 1, 1994 through May 31, 1994, adjusted for the following:

(a) Depreciation expense for five months based on the estimated fair market value of property, plant and equipment as of the acquisition date.

(b) Amortization expense for five months related to excess cost over values assigned to tangible assets of purchased subsidiaries of $81,673,000 over 40 years.

(c)  Interest expense for five months at an average rate of approximately
     4.8 percent on borrowings of $110,000,000. A change of 1/8 of one percent in revolving debt rates would affect the pro forma results by $34,000, after taxes.

(d) Federal and State income tax expense at an effective rate of 40.2 percent on the net earnings of WWL-TV for the five months ended May 31, 1994, adjusted for the pro forma adjustments noted above.

                                    ITEM 7(c)

                                    EXHIBITS

                                 EXHIBIT INDEX


EXHIBIT                                                                   SEQ.
NUMBER                                DESCRIPTION                         PAGE NO.
- ------                                -----------                         --------
2.1       Stock Sale Agreement dated as of November 29, 1994
          between KIRO, Inc. and A. H. Belo Corporation                      N/A

2.2       Asset Sale Agreement dated as of November 29, 1994
          between Bonneville Holding Company and A. H. Belo Corporation      N/A

23.1      Consent of Deloitte & Touche LLP                                  _____

99.1      Press Release of the Company dated January 31, 1995                N/A




                                      E-1